June 10, 1996










By EDGAR
- --------

United States Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

         Re:  Medizone International, Inc.
              CIK:  0000753772
              ----------------------------

Dear Sir or Madam:

          Transmitted with this letter is Medizone International, Inc.'s Proxy Statement for its 1996 annual meeting, to be held on July 10, 1996.

                          Very truly yours,




                          Andrew E. Goldstein


Enclosures


AEG/an

                               Form of Proxy Card


                                    SIDE ONE
                                    --------
                                                                           PROXY
                          MEDIZONE INTERNATIONAL, INC.

                 Annual Meeting of Stockholders - July 10, 1996

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND UNLESS OTHERWISE PROPERLY MARKED AND EXECUTED BY THE UNDERSIGNED STOCKHOLDER, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 and 5 AS RECOMMENDED BY THE BOARD OF DIRECTORS.

The undersigned hereby appoints each of Joseph S. Latino and Arthur P. Bergeron, each with full power to act without the other, and with full power of substitution, as the attorneys and proxies of the undersigned and hereby authorizes them to represent and vote all the shares of Common Stock of Medizone International, Inc. (the "Company") that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders, to be held on Wednesday, July 10, 1996, at 10:00 o'clock a.m. (Eastern Daylight Savings Time) at The Loews New York Hotel, Lexington Avenue and East 51st Street, New York, New York 10022, or at any adjournment thereof, upon such business as may properly come before the meeting, including the items set forth below.

1.        ELECTION OF DIRECTORS

     [  ]  For all nominees below              [  ]    Withhold authority
      --                                        --
          (except as marked to                         to vote for all
           the contrary below)                         nominees below

          NOMINEES:  Joseph S. Latino, George Handel, John D. Pealer, Kenneth
                    Gropper and Richard G. Solomon

     INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below:


2. TO APPROVE AN AMENDMENT TO THE BY-LAWS TO PROVIDE THAT NOTICE OF THE ANNUAL OR A SPECIAL MEETING OF SHAREHOLDERS MAY BE DELIVERED UP TO 60 DAYS PRIOR TO THE DATE OF SUCH MEETING.

         [   ]    For               [   ]  Against                 [   ] Abstain
          ---                        ---                            ---

                                                     SIDE TWO


3.       TO APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION
         TO ELIMINATE THE PERSONAL LIABILITY OF DIRECTORS TO THE
         EXTENT PERMITTED BY LAW.

         [   ]    For               [   ]  Against                 [   ] Abstain
          ---                        ---                            ---


4. TO APPROVE (I) AN AMENDMENT TO THE BY-LAWS TO AUTHORIZE INDEMNIFICATION AGREEMENTS BETWEEN THE COMPANY AND ITS OFFICERS AND DIRECTORS, AND (II) A PROPOSAL THAT THE COMPANY ENTER INTO INDEMNIFICATION AGREEMENTS WITH ITS PRESENT OFFICERS AND DIRECTORS WITH EACH FUTURE OFFICER AND DIRECTOR WHEN AND AS THE BOARD OF DIRECTORS DEEMS IT APPROPRIATE.


         [   ]    For               [   ]  Against                 [   ] Abstain
          ---                        ---                            ---


5.       TO RATIFY THE APPOINTMENT OF ANDERSEN ANDERSEN & STRONG,
         L.C., AS CERTIFIED INDEPENDENT PUBLIC ACCOUNTANTS FOR THE 1996 CALENDAR YEAR.

         [   ]    For               [   ]  Against                 [   ] Abstain
          ---                        ---                            ---


Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                        Date: June 10, 1996


                                        ---------------------------
                                        Signature


                                        ---------------------------
                                        Signature if held jointly



                                        PLEASE MARK,  SIGN, DATE AND RETURN THIS
                                        PROXY CARD PROMPTLY  USING THE ENCLOSING
                                        ENVELOPE.

                          MEDIZONE INTERNATIONAL, INC.


                              123 East 54th Street
                                    Suite 7B
                            New York, New York 10022



DEAR FELLOW STOCKHOLDER:


         On behalf of the Board of Directors, I cordially invite you to attend the Annual Meeting of Stockholders of Medizone International, Inc. (the "Company") to be held on Wednesday, July 10, 1996, at 10:00 o'clock a.m. (Eastern Daylight Savings Time) at The Loews New York Hotel, Lexington Avenue and East 51st Street, New York, New York 10022.

         For the reasons set forth in the accompanying proxy statement, your Board of Directors unanimously recommends that you vote for (i) Management's nominees for directors; (ii) the amendment of the Company's By-Laws to provide that notice of the annual or a special meeting of shareholders may be delivered up to 60 days prior to the date of such meeting; (iii) the amendment of the Company's Certificate of Incorporation to eliminate the personal liability of directors of the Company to the extent permitted by law; (iv) (a) the amendment of the Company's By-Laws to authorize indemnification agreements between the Company and its officers and directors; and (b) a proposal that the Company enter into indemnification agreements with its present officers and directors and with future officers and directors when and as the Board of Directors deems appropriate; and (v) the ratification of the appointment of Andersen Andersen & Strong, P.C. as the Company's independent auditors; and (vi) such other business as may properly come before the meeting.

         In order to ensure that your shares are represented at the meeting, I urge you to promptly date, sign and mail the enclosed proxy using the enclosed addressed envelope, which needs no postage if mailed in the United States. Your proxy may be withdrawn or revoked by the person who executed it at any time prior to the Annual Meeting.

                                        Very truly yours,



                                        Joseph S. Latino, Ph.D.
                                        Director, President and
                                        Chief Executive Officer

Dated:            June 10, 1996

                          MEDIZONE INTERNATIONAL, INC.
                              123 East 54th Street
                                    Suite 7B
                            New York, New York 10022


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 10, 1996

          NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Medizone International, Inc. (the "Company") will be held on Wednesday, July 10, 1996, at 10:00 o'clock a.m. (Eastern Daylight Savings Time) at The Loews New York Hotel, Lexington Avenue and East 51st Street, New York, New York 10022, for the purpose of considering and voting upon the following proposals:

          1. To elect five directors to serve as the Board of Directors of the Company until the next Annual Meeting of Stockholders;

          2. To amend the Company's By-Laws to provide that notice of the annual or a special meeting of shareholders may be delivered up to 60 days prior to the date of such meeting;

          3. To amend the Company's Articles of Incorporation to eliminate the personal liability of directors of the Company to the extent permitted by law;

          4. To amend the Company's By-laws to authorize indemnification agreements between the Company and its officers and directors and to approve a proposal that the Company enter into indemnification agreements with present officers and directors, and with each future officer and director when and as the Board of Directors deems it appropriate.

          5. To ratify the appointment of Andersen Andersen & Strong, L.C. as the Company's independent auditors for the calendar year ending December 31, 1996; and

          6.   Such other business as may properly come before the meeting.

          The close of business on May 28, 1996, has been fixed as the record date for determining the stockholders entitled to notice of and to vote at the meeting and any adjournment thereof, and only stockholders of record on such date shall be entitled to notice of and to vote at the meeting.

          Please promptly date, sign and mail the enclosed proxy using the enclosed addressed envelope, which needs no postage if mailed within the United States.

                                        By Order of the Board of Directors
                                        Joseph S. Latino, Ph.D.
                                        Director, President and
                                        Chief Executive Officer
 Dated:    June 10, 1996

                                 PROXY STATEMENT

                          MEDIZONE INTERNATIONAL, INC.
                              123 East 54th Street
                                    Suite 7B
                            New York, New York 10022

                         ANNUAL MEETING OF STOCKHOLDERS


          This proxy statement is furnished to stockholders in connection with the solicitation by the Board of Directors of Medizone International, Inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on Wednesday, July 10, 1996, at 10:00 o'clock a.m. (Eastern Daylight Savings Time) at The Loews New York Hotel, Lexington Avenue and East 51st Street, New York, New York 10022, and at any adjournment thereof. This proxy statement and the proxies solicited hereby are first being sent or delivered to stockholders on or about June 10, 1996.

Voting

          The proxy may be revoked by the stockholder at any time prior to its use by the Company by voting in person at the Annual Meeting, by executing a later proxy, or by submitting a written notice of revocation to the Secretary of the Company at the Company's office or at the Annual Meeting. If the proxy is signed properly by the stockholder and is not revoked, it will be voted at the meeting. If a stockholder specifies how the proxy is to be voted, the proxy will be voted in accordance with such specification. Otherwise the proxy will be voted in the manner specified on the proxy.

          At the close of business on May 28, 1996, 128,808,889 shares of the Company's common stock, $.001 par value ("Common Stock"), were outstanding and eligible for voting at the meeting. Each stockholder of record is entitled to one vote for each share held on all matters to come before the meeting. Only stockholders of record at the close of business on May 28, 1996, are entitled to notice of and to vote at the meeting.

          Presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares as of the record date shall constitute a quorum. Votes cast at the Annual Meeting will be tabulated by inspectors of election appointed by the Company. Shares of stock represented by a properly signed and returned proxy will be treated as present at the Annual Meeting for purposes of determining a quorum, without regard as to whether the proxy is marked as casting a vote or abstaining. Likewise, where the record holder has indicated on the proxy card or has otherwise notified the Company that it does not have power to vote shares represented by the proxy ("a broker non-vote"), the shares will be treated as present at the Annual Meeting for purposes of determining a quorum.

          Other than with respect to the election of Directors, all other matters that are scheduled to come before the Annual Meeting require an approval either of the majority of the shares of stock present and entitled to vote thereon or a majority of the shares of the Company's stock which are issued and outstanding. Therefore, abstentions as to particular proposals will have the same effect as votes against such proposals. Broker non-votes will be treated as shares not entitled to vote and will not be included in the calculation of the number of votes constituting a majority.

Security Ownership of Certain Beneficial Owners

          The following table set forth certain information as of May 28, 1996, pertaining to the beneficial ownership of Common Stock, by (i) persons known to the Company to own 5% or more of the outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each executive officer named in the Summary Compensation Table below and (iv) directors and executive officers of the Company as a group. This information has been obtained from the Company's records, or from information furnished directly by the individual or entity to the Company.

                           Number of Shares       Percentage of
Name and Address           Beneficially Owned     Total Outstanding
- ----------------           ------------------     -----------------

Joseph S. Latino, Ph.D.    5,003,750(1)                3.85%
690 East 19th Street
Brooklyn, NY 11230

George Handel              3,253,856(2)                2.53%
1408 Melrose Avenue
Melrose Park, PA 19126

John D. Pealer             4,856,977(3)                3.76%
355 N. 21st Street
Camp Hill, PA 17011

- --------

(1) Excludes 15,200 shares registered in the name of various family members, as to which Dr. Latino disclaims beneficial ownership, but includes 1,000,000 shares obtainable upon the exercise of the option granted in Dr. Latino's employment agreement, which vested on January 1, 1996.

(2) Includes 50,000 shares beneficially owned by his wife, but excludes 1,615,833 shares registered in the name of certain other family members as to which Mr. Handel has disclaimed beneficial ownership.

(3)  Includes  shares   beneficially  owned  by  his  wife  and  508,333  shares
     obtainable upon the exercise of options granted to Mr. Handel in connection with his employment as the Company's Secretary.

Arthur P. Bergeron         2,733,334(4)                2.11%
40 Grove Street
Wellesley, MA 02181

Richard G. Solomon         4,500,000(5)                3.49%
77 Seaview Road
Remuera, Auckland 5
New Zealand

Kenneth Gropper              160,000                   0.12%
129 Eagle's Nest Road
Lincoln, NH  03251

Philip J. Watrous         11,250,000                   8.73%
685 Fifth Avenue
New York, NY 10022

All present directors     20,507,917                  15.61%
and executive officers
as a group (4 persons)


                  (Remainder of Page Intentionally Left Blank)

- --------

(4)  Includes (i) 544,167 shares held through the Bergeron  Profit Sharing Plan;
     (ii) 500,000 shares issued by the Company as additional compensation for services rendered to the Company through December 31, 1994; and (iii) 500,000 shares obtainable upon exercise of the option granted in Mr. Bergeron's employment agreement which vested on January 1, 1996.

(5)  Includes   2,500,000  shares  owned  by  Solwin   Investments   Limited,  a
     corporation wholly owned by Mr. Solomon.

                              ELECTION OF DIRECTORS

         Pursuant to the Company's By-Laws, a Board of Directors is to be elected at the Annual Meeting. The nominees to the Company's Board of Directors are the present directors of the Company and have served, variously, since November 1992, September 1993, September 1995 and January 1996.

         The proxy will be voted as specified thereon and, in the absence of contrary instructions, will be voted for the re-election of Joseph S. Latino, George Handel, John D. Pealer, Kenneth Gropper and Richard G. Solomon to serve as directors until the 1997 annual meeting of stockholders and until their respective successors shall have been elected and shall have qualified. If any nominee is unable or unwilling to serve, which the Board of Directors does not anticipate, the persons named in the proxy will vote for another person in accordance with their judgment. To be elected, a nominee must receive the affirmative vote of a plurality of the votes cast by the shares present and entitled to vote, in person or by proxy, at the Annual Meeting. Accordingly, abstentions or broker non-votes as to the election of directors will not effect the election of the candidates receiving the plurality of the votes.

         The Board of Directors has nominated and management recommends the election of the persons listed below as directors.

                                                                                        Has Served as
Name                      Age               Occupation                                  Director Since

Joseph S. Latino          38                President, Director and                          1993
                                            Chief Executive Officer
                                            of the Company

John D. Pealer            76                President and Chief Executive                    1992
                                            Officer of Pealer's Inc.,
                                            a real estate development
                                            company

George Handel             68                President, Hantex Mills, a                       1992
                                            dry goods firm, and Vice
                                            President, Handel & Co., a
                                            wholesale dry goods firm

Kenneth Gropper           53                President and Chief Executive                    1995
                                            Officer of Management Casualty
                                            Group, Inc., a consultant to
                                            the health care industry

Richard G. Solomon        53                President, Medizone New                          1996
                                            Zealand Limited

Biographies of Nominees

          Joseph S. Latino, Ph.D., was appointed President and Chief Operating Officer of the Company in November 1992 and was elected to the Board of Directors on September 21, 1993. He was named Chief Executive Officer of the Company in January 1995. He is President, Chief Operating Officer and Director of the Company's majority owned subsidiary, Medizone Canada Limited ("MCL"). His affiliation with the Company dates from 1986, when he was named its Director of Research. Dr. Latino received a Bachelor of Science degree in 1978 from Brooklyn College of the City University of New York in Biology and Chemistry. He received his Doctor of Philosophy in Biochemistry in 1984 from the City University of New York. Dr. Latino became Director of Special Hematology/Oncology Laboratory at The Brooklyn Hospital Center, Brooklyn, New York in 1984, where he was employed until he went on sabbatical in December 1994. In 1994, Dr. Latino was designated as the Basic Science Research Coordinator for The Brooklyn Hospital Center and was a member in Investigational/Institutional Review Board of that institution. In 1986, Dr. Latino became an Assistant Professor of Medicine, Division of Hematology at the Health Science Center at Brooklyn, State University of New York, as well as Ad Hoc Research Advisor for The Brooklyn Hospital Center. In 1987 he became a Research Educator for The Hematology/Oncology Fellowship
Program at the Brooklyn Hospital Center. Dr. Latino currently devotes substantially his full time to the operations of the Company.

          George Handel became a director of the Company in November 1992 and has served as the Company's Secretary since November 24, 1993. He holds the same positions with MCL. Mr. Handel, who attended Temple University, is President of Hantex Mills, a dry goods firm established in 1975, and Vice-President of Handel & Co., a wholesale dry goods firm established in 1923.

          John D. Pealer became a director of the Company in November 1992. He is also a director of MCL. Mr. Pealer has been the President and Chief Executive Officer of Pealer's Inc., a family-owned corporation engaged in the business of real estate development since 1949.

          Kenneth Gropper became a director of the Company in September 1995. Mr. Gropper is the President and Chief Executive Officer of Management Consulting Group, Inc. of Woburn, Massachusetts, which serves as a consultant to physician group practices, medical centers, pharmaceutical companies and medical device manufacturers on regulatory, legislative, administrative, sales, marketing and other management issues. Mr. Gropper joined Management Consulting Group, Inc. in 1977. Mr. Gropper was a member of the Board of Trustees of the Massachusetts Eye and Ear Infirmary from 1989 to 1994. Mr. Gropper received a Bachelor of Arts degree in Biology from Long Island University in 1964 and a Masters' Degree in Business Administration from Columbia University in 1966.

          Richard G. Solomon became a director of the Company in January 1996. He is also a director of the Company's subsidiary, Medizone New Zealand Limited (" NZ"), and the owner of Solwin Investments Limited, the 50% owner of MNZ. Mr. Solomon is a New Zealand citizen and lives in Auckland, New Zealand. He co-founded Havencare Hospitals, a three-hospital elder care facility in 1978 and occupied an executive position with that entity until 1996. Mr. Solomon was President of the New Zealand Private Hospitals Association from 1989 to 1993 and founded the New Zealand Council Health Care Standards, on whose council he sat until 1995. Prior to entering the health care industry, Mr. Solomon administered the New Zealand subsidiary of a British merchant bank and its investment, finance and development activities in New Zealand.

Committees and Meetings of the Board of Directors

          The Board of Directors does not have an audit, nominating or compensation committee.

          During 1995, there were six meetings of the Board of Directors.


                  (Remainder of page intentionally left blank)

                             EXECUTIVE COMPENSATION

          The table below sets forth cash and non-cash compensation earned by or paid to each executive officer of the Company for services rendered in all capacities to the Company during the fiscal years ended December 31, 1995, 1994 and 1993.


                           Summary Compensation Table
                              Annual Compensation
                           --------------------------

                                                                           Long Term
                                                                         Compensation
                                                                         ------------

                                                                  Other
Name and Principal                                                Annual             Options
Position                   Year         Salary(1)       Bonus     Compensation           #
- --------                   ----         --------        -----     ------------       -------

Joseph S. Latino, Ph.D,    1995     $  180,000          - 0 -            3          3,000,000
President and Chief        1994     $   72,000      $17,800             (3)
Operating Officer          1993         61,200(2)       - 0 -           (3)

Arthur P. Bergeron,        1995     $   72,000          - 0 -            5          1,500,000
Vice President,            1994     $   36,000(4)       - 0 -          - 0 -
Treasurer and Chief        1993     $   36,000          - 0 -          - 0 -
Financial Officer

- ----------------

(1) From 1992 through 1994, Dr. Latino and Mr. Bergeron were not paid on a salaried basis, but were paid as consultants.

(2) In June 1993, Dr. Latino received 4,5000,000 shares of the Company's common stock, par value $.001, as compensation for services rendered to the Company in 1992 and 1993.

          (3) In 1993, 1994 and 1995 Dr. Latino was reimbursed for certain automobile expenses and other business expenses, in the amounts of $10,800, $21,324 and $33,222, respectively.

(4) From July 1, 1993 through December 31, 1994, Arthur P. Bergeron & Co., P.C., the accounting firm of which Mr. Bergeron is the sole shareholder, received an aggregate of $64,825 as professional fees for support services rendered in connection with the Company's 1992 audit, the engagement of Coopers & Lybrand and for investigative services rendered in connection with certain litigation engaged in by the Company. He is also to receive 500,000 shares of the Company's common stock for his services through December 31, 1994.

(5) In 1995, the Company provided Mr. Bergeron with health insurance, paying premiums in the amount of $9,438.

George Handel   1993     - 0 -          - 0 -          - 0 -        250,000(6)
Secretary       1994     - 0 -          - 0 -          - 0 -        250,000(6)
                1993     - 0 -          - 0 -          - 0 -          8,333(6)

Employment Agreements

          The Company entered into an employment agreement with Joseph S. Latino, effective January 1, 1995, pursuant to which Dr. Latino is employed as the Company's Chief Executive Officer and Director of Research, at a salary of $180,000 per annum. This agreement provides for a one year term, with the proviso that this agreement shall remain in effect until terminated by either of the parties in accordance with its terms. Dr. Latino's salary may be increased in the discretion of the Board of Directors. Pursuant to this agreement, Dr. Latino is to devote substantially all of his time and efforts to the Company's affairs and is to serve as President of the Company's subsidiary, Medizone Canada Limited without additional compensation. Dr. Latino is to receive certain fringe benefits, including the use of an automobile and health and life insurance and has been granted an option to purchase 3,000,000 shares of the Company's common stock, par value $.001, at a per share price of $.20. This option may be exercised in annual increments of 1,000,000 shares, on and after January 1 of each of 1996, 1997 and 1998, provided that Dr. Latino is still employed by the Company at the time. The agreement also provides for certain bonus payments, which are dependent on the Company's achieving certain financial results.

          The Company entered into an employment agreement with Arthur P. Bergeron, effective January 1, 1995, pursuant to which Mr. Bergeron is employed as the Company's Chief Financial Officer, at a salary of $72,000 per annum. This agreement provides for a term of one year, with the proviso that this agreement shall remain in effect until terminated by either party in accordance with its terms. Mr. Bergeron's salary may be increased in the discretion of the Board of Directors. Mr. Bergeron is also to serve as the Chief Financial Officer of Medizone Canada Limited without additional compensation. Pursuant to this agreement, Mr. Bergeron is permitted to continue his private accounting practice. Mr. Bergeron will also receive health insurance from the Company and has been granted an option to purchase 1,500,000 shares of the Company's common stock, par value $.001, at a per share price of $.20. This option may be exercised in annual increments of 500,000 shares on and after January 1 of each of 1996, 1997 and 1998, provided that Mr. Bergeron is still employed by the Company at that time. The agreement also provides for certain bonuses to be paid if the Company achieves certain financial results.

Compensation Report

          In light of its status as a development stage company, the Company has monitored its costs very carefully, over the years, including compensation and consulting expenses. As a consequence of this policy, the Board believes that the amount paid to the Company's

- --------

(6) In May 1995, the Company determined to grant Mr. Handel an option to purchase 250,000 shares of the Company's common stock for a three-year period at an exercise price of $.20 for each year that he has served as the Company's secretary, with a pro rated grant for partial years. The options granted in 1996 cover service for November 1993 through December 1995 and will expire in 1999.

executive officers has been modest compared to executives employed by the Company's competitors.

Compensation Committee Interlocks and Insider Participation

          The Company does not have a compensation committee. Matters concerning the compensation of executive officers are determined by the Company's Board of Directors. Dr. Latino, who is an executive officer of the Company, is also a member of the Company's Board of Directors and will participate in deliberations concerning executive officer compensation, but will not vote on his own individual compensation. However, his participation in such deliberations gives rise to a conflict of interest which could affect his compensation.


           Open Grants in Last Year Pursuant to Employment Agreement
           ---------------------------------------------------------

          The following table sets forth information as of December 31, 1995 regarding the outstanding options under the Company's employment agreements with its executive officers.



                                        Potential  realizable value at Assumed
                                        Annual Rates of Stock Price
                                        Appreciation for Option.


                                  Percent of
                                  Total Options
               Number of          granted under
               Securities         Employment      Exercise         Expir-
Name           Under Option       Agreements      Price ($/sh)     ation Date      5%($)    10%($)
- ----           ------------       ----------      ------------     ----------      -----    ------

Joseph S.
Latino         3,000,000          66.66%          $.20               (1)           (1)       (1)

Arthur P.
Bergeron       1,500,000          33.33%          $.20               (1)           (1)       (1)


(1) The options were granted on January 1, 1995 pursuant to the Company's employment agreements with each of Dr. Latino and Mr. Bergeron. They vest fully on January 1, 1998 over the following vesting schedule, 33% on January 1, 1996, 33% in January 1997 and 33% on January 1, 1998. They may be exercised for as long as Dr. Latino and Mr. Bergeron remain employed by the Company and for one year after the termination of Dr. Latino's and/or Mr. Bergeron's termination of employment with the Company. As of January 1, 1995 (the date of grant), the average of the high and low bid price for the Company's common stock was approximately $.14.

                 Aggregate Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values
                        ---------------------------------

          The following table provides information on the value of the Company's named executive officers' unexercised options to purchase shares of the Company's common stock as of December 31, 1995.




                                                             Value of
                                    Number of Unexercised    Unexercised in-the-
                                    Options at December 31,  money option at
                                    1995 (#)                 December 31, 1995
                                                             ($) (1)



           Shares                                                        Unex-
           Acquired on    Value       Exer-      Unexer-       Exerci-   erci-
Name       Exercise (#)   Realized    cisable    cisable       sable     sable
- ----       ------------   --------    -------    -------       -----     -----

Joseph S.
Latino       -0-            -0-         -0-      3,000,000       -0-      -0-

Arthur P.
Bergeron     -0-            -0-         -0-      1,500,000       -0-      -0-



(1) Fiscal year ended December 31, 1995. The average high and low bid of the Company's common stock at December 31, 1995 was $.0975.

                               BOARD OF DIRECTORS
                              Dr. Joseph S. Latino
                                  George Handel
                                   John Pealer
                                 Kenneth Gropper
                               Richard G. Solomon


         Dr. Latino, an executive officer is a member of the Board of Directors and participates in deliberations concerning executive officer compensation, but does not vote on his own individual compensation. However, his participation in these deliberations may give rise to a conflict of interest.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Loans from Affiliates

         On August 22, 1994, the Company borrowed $18,000 from George Handel and $10,000 from John Peeler, two of the Company's directors, and $9,000 from Samuel Handel, the brother of George Handel. Each of these loans was payable on August 23, 1995 and bears interest at an annual rate of 8%, payable on the maturity of the loans. The maturity date of these loans was extended to August 23, 1996. Each lender has the right to require that payment of principal and interest due on his loan be made in shares of the Company's common stock, at a per share price equal to that charged by the Company in the most recent private transaction prior to the maturity of these loans.

         On June 4 and June 8, 1995, the Company borrowed $25,000 from George Handel and $25,000 from Samuel Handel, respectively, payable in one year. These loans bear interest at an annual rate of 9% and have the same conversion terms as the 1994 loans from these individuals.

         On or about March 15, 1996, the Company  borrowed  $25,000 from Richard
G. Solomon, $12,000 from George Handel and $10,000 from John Pealer, three of the Company's directors. These loans are payable on June 15, 1996 and bear interest at an annual rate of 9%, payable on the maturity of the loan. The Company has the right to make payments of principal and interest on these loans in shares of the Company's common stock, at a per share price equal to that charged by the Company in its most recent private transaction prior to the maturity of the loan.

Formation of Subsidiary

         On June 22, 1995, the Company entered into a series of contracts (collectively the "Transaction Documents") which resulted in the formation of a joint venture subsidiary incorporated in New Zealand, Medizone New Zealand Limited ("MNZ"). MNZ, a privately held corporation equally owned by the Company and Solwin Investments Limited ("Solwin"), a New Zealand corporation which is an affiliate of Richard G. Solomon ("Solomon"), who became a director of the Company on January 16, 1996, was organized on June 22, 1995 and is a research and development stage company whose objective is to obtain regulatory approval for the distribution of the Company's patented technology in New Zealand, Australia, South East Asia and the South Pacific Islands.

         Pursuant to the Transaction Documents, the Company purchased one hundred percent of MNZ from Solomon, who had caused the formation of MNZ on June 22, 1995. Contemporaneously with this transaction, the Company sold fifty percent of MNZ to Solwin, a corporation owned by Solomon, for U.S. $150,000, of which $50,000 was thereupon loaned by the Company to MNZ on a demand basis, which was repaid on October 2, 1995. On October 26, 1995, the Company loaned MNZ $50,000 on a demand basis, which has not been repaid as of the date of this report. The Directors of MNZ are Solomon and Dr. Joseph L. Latino, the Company's President and Chief Executive Officer.

         Contemporaneous with the creation of the above share structure, the Company and MNZ entered into a Licensing Agreement (the "Licensing Agreement") and a Managing Agent Agreement (the "Managing Agent Agreement") with MNZ.

         Pursuant to the Licensing Agreement, the Company granted an exclusive license to MNZ for its process and equipment patents and trademark in New Zealand. MNZ has agreed to apply for corresponding patent protection for these patents in New Zealand and to use its best effort to exploit the rights granted in the agreement. The License Agreement shall terminate on the date of the expiration of the last to expire of any patent obtained in New Zealand, or, if no such patents are obtained, on June 22, 2010. The Company is to receive a guaranteed minimum royalty (the "Guaranteed Minimum Royalty"), in an amount to be agreed to by the Company and MNZ, commencing in the third year after all necessary regulatory approvals requisite to the license, use or distribution of the Company's proprietary technology have been obtained in New Zealand. If the Company and MNZ are unable to agree upon the amount of the Guaranteed Minimum Royalty, the Company may terminate the license on thirty days' notice. Commencing on the first sale to a user by MNZ, the Company shall receive a sales royalty in an amount equal to ten percent of MNZ's gross annual sales under the License Agreement.

         Pursuant to the Managing Agent Agreement, MNZ will act as the Company's agent in the finding of other licensees of the Company's patents and trademark in the following countries: Australia (including Australia and New Zealand), the South Pacific Islands and South East Asia (including the Philippines, Indonesia and Vietnam). Licensing fees obtained as a result of the Managing Agent Agreement shall be divided between the Company and MNZ on a sliding scale as set forth below:

                          The Company                            MNZ
                          -----------                            ---

Initial license               50%                                50%

Subsequent license
fees up to $500,000           50%                                50%

Subsequent license
fees between $500,000
and $750,000                  75%                                25%

Subsequent license
fees in excess of
$750,000                      85%                                15%

     MNZ and the Company will also divide any net royalties paid to the Company pursuant to any license obtained pursuant to the Managing Agent Agreement, with MNZ being paid 10% of the net royalties and the Company receiving 90% of the net royalties.

         The Managing Agent Agreement shall expire on the termination or expiration of the last of the licenses obtained pursuant thereto, subject to earlier termination by the Company upon an occurrence of certain events.

          No licensing fees have been earned pursuant to either of the Licensing Agreement or the Managing Agent Agreement as of the date of these materials.

          INCREASING THE TIME THAT NOTICE OF AN ANNUAL OR SPECIAL MEETING OF SHAREHOLDERS MAY BE GIVEN TO 60 DAYS PRIOR TO THE DATE OF SUCH MEETING.

         The Board of Directors has unanimously approved an amendment to the Company's By-Laws to provide that the notice of the Company's annual meeting may be provided to shareholders up to 60 days prior to the date of such annual meeting. The Board of Directors recommends adoption of the resolution set forth below.

                  "Resolved, that the first sentence of Section 4 of Article II of the By-Laws of the Company be amended to read as follows:

                    Written or printed notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) days nor more than sixty
                    (60) days before the date of the meeting; either personally or by mail, by or at the direction of the president, or the secretary, or the officer or persons calling the meting, and each stockholder of record entered to vote at such meeting."

          The Board of Directors recommends a vote for the resolution. A majority vote of the shares of the Company is required to approve this resolution.

          The By-Laws currently provide for a maximum of 30 days' notice. The Company currently has approximately 3,800 shareholders of record, many of whom are streetname holders. Accordingly, the actual number of beneficial owners of the Company's shares is greatly in excess of the number of shareholders of record and the Company is required to engage in a massive second mailing in order to ensure that the beneficial owners of the Company's shares receive timely notice of a shareholders' meeting. The Company has experienced great difficulties in complying with the short time frame currently set forth in its By-Laws. The Board believes that lengthening the time allocated in which to provide timely notice to shareholders to 60 days, as allowed under Nevada law (the Company's state of incorporation), will allow the Company to effect delivery of notices of shareholder meetings in a more orderly fashion.

                  INDEMNIFICATION OF OFFICERS AND DIRECTORS AND
                        LIMITATION OF DIRECTOR LIABILITY

Introduction
- ------------

          The Board recommends that the Company's shareholders authorize the Board to take within described action which is designed to assure the directors of the Company that their exposure to claims for monetary damages for their services as directors is reduced to the maximum extent permitted by law and to assure the officers and directors of the Company that they will be indemnified by the Company from personal liability if they become defendants in a civil or criminal proceeding involving actions taken in their capacities as officers or directors of the Company The Board's action is in response to (i) the increasing hazard of unfounded litigation against officers and directors and its related expense; (ii) the current limits on the Company's directors and officers liability insurance; (iii) the potentially dramatic increase in premiums required to increase such insurance coverage, if available; and (iv) the difficulty in attracting and retaining qualified officers and directors in light of these circumstances. The Board recommends the (i) authorization of an amendment to the Company's Articles of Incorporation (the "Articles") to eliminate the personal liability of directors of the Company in certain circumstances; (ii) an amendment of the Company's Bylaws to permit the Company to enter into indemnification agreements with its officers and directors; and
(iii) authorization of indemnification agreements between the Company and each of its current officers and directors and approval of a form of indemnification agreement which may be entered into between the Company and future officers and directors of the Company when and as the Board deems appropriate.

          The Board is recommending below that the Company's shareholders (i) approve the amendment to the Articles eliminating personal liability of directors in certain circumstances; (ii) approve the amendment to the By-laws authorizing indemnification agreements; and (iii) authorize the Company to enter into indemnification agreements with its present officers and directors and with future officers and directors as and when the Board deems appropriate.

          The amendments to the Articles and to the By-laws and the indemnification agreements do not limit an officer's or director's liability for violations of federal securities laws. The indemnification agreement provides that indemnification will not be available if it would be a violation of law or public policy. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to officers and directors pursuant to the indemnification agreements, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by an officer or director in the successful defense of any action, suit or proceeding) is asserted by such officer or director, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Existing Protection for Officers and Directors

          Under Nevada law, a director of a corporation owes a duty to the corporation to serve in good faith and with that degree of care which an ordinarily prudent person in a like position would use under similar circumstances. The breach by a director of a duty owed to a corporation could result, among other things, in monetary liability of such director to the corporation or its shareholders. Nevada law permits a corporation to indemnify a director against such monetary liability in certain circumstances.

          The proposed amendment to the Bylaws provides that the Company shall indemnify any and all persons whom it shall have power to indemnify to the fullest extent permitted under the Nevada General Corporation Law (the "NGCL").

          Section 78.751 of the NGCL permits broad indemnification of officers and directors as well as employees and agents. The NGCL provides that an officer, director, employee or agent:

          (i) must be indemnified for all expenses of litigation where such person is successful on the merits;

          (ii) may be indemnified for reasonable expenses, judgments, fines and amounts paid in settlement of a third party claim (other than a derivative suit), even if he is not successful on the merits, if he acted in good faith and for a purpose which he reasonably believed to be in or in the case of service to a related entity not opposed to the best interests of the corporation (and, in the case of a criminal proceeding, had no reason to believe his conduct was unlawful);

          (iii) may be indemnified for reasonable expenses and amounts paid in defense or settlement of a derivative suit, even if he is not successful on the merits, if he acted in good faith and for a purpose which he reasonably believed to be in or in the case of service to a related entity not opposed to the best interests of the corporation, except that when (a) he has been adjudged liable to the corporation in such suit or (b) any threatened or pending action against him has been settled or otherwise disposed of, then he may be indemnified only if a court determines that he is fairly and reasonably entitled to indemnification in view of all the circumstances; and

          (iv) may be advanced expenses of litigation (including attorneys' fees) upon agreeing to repay such expenses if it is ultimately determined that he is not entitled to be indemnified.

          The indemnification described in clauses (ii) and (iii) above, unless ordered by a court, is to be provided only as authorized in the specific case upon a determination made by (a) a majority of a quorum of the entire Board consisting of disinterested directors, (b) by the Board based upon the opinion of independent legal counsel, if such quorum is not obtainable or such a quorum so directs, or (c) the shareholders, that the applicable standard of conduct prescribed by statute, as set forth in clauses (ii) and (iii) above, has been met. The advances described in Clause (iv) above, require the determinations set forth in (a), (b) and/or (c) above.

          The indemnification provided by or granted pursuant to the NGCL is not exclusive of any other rights to indemnification and advancement of expenses which an officer or director may have under a corporation's articles of incorporation or by-laws, or if authorized by such articles of incorporation or by-laws, under an agreement, a shareholders' resolution or directors' resolution. The extent to which such non-exclusivity permits a corporation to indemnify its officers and directors beyond the limits of the indemnification specifically authorized by the NGCL has not been fully adjudicated, but the Board believes that some further indemnification is permissible and desirable.

          The Board believes that the current indemnification provisions under Nevada law have two major limitations: (i) a corporation is under no obligation to advance litigation expenses to an officer or director and, (ii) except in the case of litigation in which an officer or director is successful on the merits, indemnification or judgments, fines, amounts paid in settlement and reasonable expenses of an officer or director who has acted in good faith and in a manner he reasonably believed to be in the best interest of the corporation (and, in the case of a derivative suit, who has also received court approval) is discretionary rather than mandatory. In some cases the decision of whether a corporation should advance expenses or provide indemnification rests with a board of directors which may be hostile to the party seeking indemnification, particularly if there has been a change in control of such corporation. Thus, there is substantial uncertainty as to the degree of protection that a corporation will provide. The above-mentioned limitations leave an officer or director open to risks of no protection in many situations, including, for example, settlement of a derivative suit in order to avoid protracted litigation.

          Many corporations, including the Company, rely on directors' and officers' liability insurance as a means of providing indemnification to their officers and directors. However, insurance is not a totally efficient means of providing indemnification because it provides many exclusions from coverage and, in the Company's case, a substantial deductible (i.e., $100,000). Indemnification for claims and expenses, where permitted, would, in excess of the limits, of such insurance, be paid from Company funds, thus putting the Company's assets and equity at risk and affecting a shareholder's investment in the Company. The form of indemnification agreement to be entered into by the Company is attached to these materials as Exhibit A.

          Officers and directors of publicly-held companies are refusing to serve without the protections traditionally available to them from personal liability for claims arising out of their services and entrepreneurial decision-making. This situation, which has received substantial attention in newspapers and magazines, hampers the ability of companies to attract and retain qualified persons as officers and directors, which threatens the quality and stability of corporate governance. This situation is particularly applicable to a development stage company like the Company.

          The NGCL permits corporations to eliminate the personal liability of directors to the corporation or its shareholders for damages for any breach of duty in such capacity except for acts or omissions which involve intentional misconduct, fraud or knowing violations of law or the payment of an illegal distribution to shareholders.

          Many corporations are examining alternative approaches to indemnification through charter and by-law provisions and the entry into separate agreements with officers and directors which address the limitations of the statutory scheme. The program which the Board has recommended to meet the problem is set forth below:

          The Board of Directors  has  unanimously  approved an amendment to the
Company's   Articles  of  Incorporation  and  recommends  the  adoption  of  the resolution set forth below:

               "Resolved, that the Articles of Incorporation of the Company be amended by adding the following as Article XII thereof:

                           Article XII Indemnification

                    The personal liability of the directors of the Corporation to the Corporation or its stockholders for damages for any breach of fiduciary duty as director is hereby eliminated to the fullest extent permitted by the Nevada General Corporation Law, as the same may be amended or supplemented."

          The Board of Directors has unanimously approved an amendment to the Corporation's By-Laws and recommends adoption of the resolution set forth below:

               "Resolved,  that the  By-Law of the  Company  be  amended  to add
          Article XII to read as follows:

                           Article XII Indemnification

                         The Corporation  shall, to the fullest extent permitted
                    by the Nevada General Corporation law, as amended or supplemented, indemnify any and all persons whom it shall have power to indemnify under said law from and against any and all of the expenses, liabilities or other matters referred to in or covered by said law.

                         The   Corporation   may  enter   into   indemnification
                    agreements with any officers, directors or other persons whom it shall have power to indemnify, when and as determined by the Board of Directors."

          The vote of a majority of the shares of the Corporation's issued and outstanding common stock is required to pass each of the foregoing resolutions.

          Without protection from the growing risk of unfounded litigation against officers and directors, individuals may be unwilling to serve or continue to serve the Company in either capacity. The Board believes that the proposals it is presenting for shareholder approval with respect to limiting the personal liability of directors and entering into indemnity agreements will serve the best interests of the Company and its shareholders by strengthening the Company's ability to attract and retain the services of knowledgeable and experienced persons to serve as officers and directors who, through their efforts and expertise, can make significant contributions to the success of the Company. Moreover, as a matter of fairness, the Board believes that the Company should provide the maximum possible protection to its officers and directors.

          No present director of the Company or nominee has indicated that he will not serve if the proposals are not approved. The Board has not determined what action the Company would take if these proposals are not adopted. It is important to note that it can be said that officers and directors have a personal interest in the proposals which is in conflict with the interests of the other shareholders of the Company who may assert claims in the future. Shareholders should recognize that the principal effect of the proposed amendment of the Articles of Incorporation to the liability of directors will be that shareholders may not in the future pursue a cause of action for monetary damages against a director for certain breaches of such director's fiduciary duties to the Company. The adoption of the proposed amendment to the Articles of Incorporation reduce the likelihood of derivative litigation against directors and may discourage or deter shareholders or management from bringing a lawsuit against directors for breach of their duty even though such action, if successful, might otherwise have benefitted the Company and its shareholders. Shareholders should also recognize that the Board's decision to have the Company enter into indemnification agreements with each officer and director may be adverse to the interests of the shareholders inasmuch as the shareholders may prefer that the Company have the flexibility to decide in each instance whether indemnification should be provided. As described above, however, failure of the Company to provide assurance to directors that they will be indemnified to the fullest extent permitted by law may result in directors of the Company refusing to continue in that capacity and may inhibit the Company's ability to attract qualified persons to serve as directors.

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          Andersen Andersen & Strong, L.C. have been the principal accountants of the Company during 1995 and have been selected as the Company's principal accountants for the current calendar year. Representatives of Andersen Andersen & Strong, L.C. are not expected to be present at the Annual Meeting.

          If, prior to the next annual meeting of stockholders, such firm shall decline to act or otherwise becomes incapable of acting, or if its engagement shall be otherwise discontinued by the Board of Directors, the Board of Directors will appoint other independent auditors whose appointment for any period subsequent to the next annual meeting will be subject to stockholder approval at such meeting.


                       SUBMISSION OF STOCKHOLDER PROPOSALS

          Any stockholder desiring to submit a proposal for action at the next meeting of stockholders which the stockholder desires to be presented in the Company's Proxy Statement with respect to such meeting should submit such proposal to the Company at its principal place of business no later than April 30, 1997.


                                  OTHER MATTERS

          The Board of Directors did not know, within a reasonable time before the commencement of this solicitation, of any other business to be presented at the Annual Meeting, constituting a proper subject for action by the stockholders, other than as set forth in this Proxy Statement. However, if any such matter should properly come before the meeting, the persons named in the enclosed proxy intend to vote such proxy in accordance with their best judgment.

          The proxies named in the enclosed form of proxy and their substitutes, if any, will vote the shares represented by the enclosed form of proxy, if the proxy appears to be valid on its face and, where a choice is specified on the form of proxy, the shares will be voted in accordance with each specification so made.

          A list of stockholders of record of the Company as of May 28, 1996 will be available for inspection by stockholders prior to the Annual Meeting during normal business hours at the offices of the Company at 123 East 54th Street, Suite 7B, New York, New York 10022, and at the Annual Meeting.

          In addition to soliciting proxies by mail, the Company may make requests for proxies by telephone, telegraph or messenger or by personal solicitation by officers, directors, or employees of the Company, or by any one or more of the foregoing means. The Company will also reimburse brokerage firms and other nominees for their actual out-of-pocket expenses in forwarding proxy material to beneficial owners of the Company's shares. All expenses in connection with such solicitation are to be paid by the Company.

          THE COMPANY'S 1995 FORM 10-K ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION, EXCLUSIVE OF EXHIBITS, WILL BE MAILED WITHOUT CHARGE TO ANY STOCKHOLDER ENTITLED TO VOTE AT THE MEETING, UPON WRITTEN REQUEST TO: MEDIZONE INTERNATIONAL, INC., 123 EAST 54TH STREET, SUITE 7B, NEW YORK, NEW YORK 10022,
ATTENTION: SECRETARY.

                                        By Order of the Board of Directors
                                        Joseph S. Latino, Ph.D.
                                        Director

Dated:  June 10, 1996

                                    EXHIBIT A

                           FORM OF INDEMNITY AGREEMENT

                           MEDIZONE INTERNATIONAL INC.
                         123 East 54th Street, Suite 7B
                            New York, New York 10022

                                                                           , 199
                                                           ----------------

[NAME AND ADDRESS OF OFFICE OR DIRECTOR]

Dear                    :
     -------------------

          In consideration of your continued service as an officer or director of Medizone International, Inc. (the "Company"), the Company will, to the extent provided herein, indemnify you and hold you harmless from and against any and all "Losses" (as defined below) which you may incur by reason of your election or service as an officer, director, employee, agent, fiduciary or representative of the Company or any "Related Entity" (as defined below) to the fullest extent permitted by law.

          1. (a) "Losses" mean all liabilities, "Costs and Expenses" (as defined below), amounts of judgments, fines or penalties and amounts paid in settlement of or incurred in defense of any settlement in connection with any threatened, pending or completed claim, action, suit or proceeding whether civil, criminal, administrative or investigative, and whether brought by or in the right of the Company or otherwise, and appeals in which you may become involved, as a party or otherwise, by reason of acts or omissions in your capacity as and while serving as an officer, director, employee, agent, fiduciary or representative of the Company or any Related Entity.

          (b) A "Related Entity" means any corporation, partnership, joint venture, trust or other entity or enterprise in which the Company is in any way interested, or in or as to which you are serving at the Company's request or on its behalf, as an officer, director, employee, agent, fiduciary or representative including, but not limited to, any employee benefit plan or any corporation of which the Company or any Related Entity is, directly or indirectly, a stockholder or creditor.

          (c) "Costs and Expenses" means all reasonable costs and expenses incurred by you in investigating, defending or appealing any threatened, pending or completed claim, action, suit or proceeding including, without limitation, counsel fees and disbursements.

          2. Costs and Expenses will be paid promptly by the Company, as they are incurred or, at your request, advanced on your behalf against delivery of invoices therefor (prior to an ultimate determination as to whether you are entitled to be indemnified by the Company on account thereof); provided, however, that if it shall ultimately be determined by final decision of a court of competent jurisdiction that you are not entitled to be indemnified on account of any Costs or Expenses for which you are theretofore received payment or reimbursement, you shall promptly repay such amount to the company.

          3. The Company shall indemnify you and hold you harmless from and against any and all Losses which you may incur if you are a party to or threatened to be made a party to or otherwise involved in any proceeding or action (other than a proceeding or action by or in the right of the Company to procure a judgment in its favor), unless it is determined that you did not act in good faith and for a purpose reasonably believed by you to be in, or, in the case of service to a Related Entity, not opposed to, the best interest of the Company and, in the case of a criminal proceeding or action, in addition, that you had reasonable cause to believe that you conduct was unlawful.

          4. The Company shall indemnify you and hold you harmless from and against any and all Losses which you may incur if you are a party to or threatened to be made a party to any proceeding or action by or in the right of the Company to procure a judgment in its favor, unless it is determined that you did not act in good faith and for a purpose reasonably believed by you to be in, or, in the case of service to a Related Entity, not opposed to, the best interest of the Company, except that no indemnification for Losses shall be made this Paragraph 4 in respect of (a) any claim, issue or matter as to which you shall have been adjudged to be liable to the Company or (b) any threatened or pending action to which you are a party or are threatened to be made a party which is settled or otherwise disposed of, unless and only to the extent that any court in which such action or proceeding was brought, or, if no such action was brought, any court of competent jurisdiction, shall determine upon application that, in view of all the circumstances of the matter, you are fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.

          5. Anything hereinabove to the contrary notwithstanding, "Losses" shall not include, and you shall not be entitled to indemnification under this agreement for (i) amounts payable by you to the Company or any Related Entity in satisfaction of any judgment or settlement in the Company's or such Related Entity's favor (except amounts for which you shall be entitled to indemnification pursuant to Paragraph 4), (ii) any amount payable on account of profits realized by you in purchase or sale of securities of the Company or any Related Entity in violation of an provision of Federal or State Securities laws,
(iii) Losses in connection with which you are not entitled to indemnification as a matter of law of public policy; or (iv) Losses to the extent you are indemnified by the Company otherwise than pursuant to this agreement, including any Losses for which payment is made to you under an insurance policy.

          6. Termination of any action, suit or proceeding by judgment, order, settlement or conviction or upon a plea of nolo contendere or its equivalent will not, of itself, create any presumption that you did not act in good faith and in a manner which you reasonably believed to be in or not opposed to the best interest of the Company or a Related Entity and, with respect to any criminal action or proceeding, had reasonable cause to believe that your conduct was unlawful.

          7. The determination on behalf of the Company that you are not entitled to be indemnified for Losses hereunder by reason of the provisions of Paragraphs 3 or 4 or clause (iii) of Paragraph 5 may be made either (a) by the Company's Board of Directors by majority vote of a quorum of the entire Board of Directors, which quorum shall consist of directors who are not parties to or the subject of the same or any similar claim, action, suit or proceeding or, (b) if such a quorum is not obtainable or, even if obtainable, if a quorum of disinterested directors so directs, by the Company's Board of Directors based upon the opinion in writing of independent legal counsel ( who may be the outside counsel regularly employed by the Company), as the Company's Board of Directors shall determine. Notwithstanding such determination, the right to indemnification or advances of Costs and Expenses as provided in this agreement shall be enforceable by you in any court of competent jurisdiction. The burden of proving that indemnification is not appropriate shall be on the Company. Neither the failure of the Company (including its Board of Directors or independent legal counsel) that you have not met such applicable standard of conduct shall be a defense to the action or create a presumption that you have not met the applicable standard of conduct. Costs and expenses, including counsel fees, reasonably incurred by you in connection with successfully establishing your right to indemnification, in whole or in part, in any such action shall also be indemnified by the Company.

          8. You agree to give prompt notice to the Company of any claim with respect to which you seek indemnification and, unless a conflict of interest shall exist between you and the Company with respect to such claim, you will permit the Company to assume the defense of such claim with counsel of its choice. Whether or not such defense is assumed by the Company will be the Company's choice. Whether or not such defense is assumed by the Company, the Company will not be subject to any liability for any settlement made without its consent. The Company will not consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to you of a release from all liability with respect to such claim or litigation. If the Company is not entitled to, or does not elect to, assume the defense of a claim, the Company will not be obligated to pay the fees and expenses of more than one counsel for you and any other directors or officers of the Company who are indemnified pursuant to similar indemnity agreements with respect to such claim, unless a conflict of interest shall exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the Company will be obligated to pay the fees and expenses of an additional counsel for each indemnified party or group of indemnified parties with whom a conflict of interest exists.

          9. The Company's obligation to indemnify you under this agreement is in addition to any other rights to which you may otherwise be entitled by operation of law, vote of the Company's shareholders or directors or otherwise and will be available to you whether or not the claim asserted against you is based upon matters which occurred before the date of this agreement.

          10. The obligation of the Company to indemnify you with respect to Losses which you may incur by reason of your service as an officer, director, employee, agent, fiduciary or representative of the Company or a Related Entity, as provided under this agreement, shall survive the termination of your service in such capacities and shall inure to the benefit of your heirs, executors and administrators.

          11. The Company agrees that, so long as you shall serve as an officer, director, employee, agent, fiduciary or representative of the Company or any Related Entity and thereafter so long as you shall be subject to any possible claim or threatened, pending or completed action or proceeding by reason of your service as an officer, director, employee, agent, fiduciary or representative of the Company or any Related Entity, the Company shall purchase and maintain in effect for your benefit valid, binding and enforceable policies of directors and officers liability insurance ("D & O Insurance"), covering Losses; provided, however, that the Company shall not be required to maintain D & O Insurance in effect if such insurance is not reasonably available or, if reasonably available, in the reasonable business judgment of the directors of the Company, either (i) the premium cost for such insurance is substantially disproportionate to the amount of coverage or (ii) the coverage provided by such insurance is so limited by exclusions that there is insufficient benefit from such insurance.

          12. If you are entitled under this agreement or otherwise to indemnification by the Company for some or a portion of the Losses actually and reasonably incurred by you but not, however, for the total amount thereof, the Company shall nevertheless indemnify you for the portion of the Losses to which you are entitled.

          13. It is the intention of the parties to this agreement to provide for indemnification in all cases and under all circumstances where to do so would not violate applicable law (and notwithstanding any limitations permitted, but not required by statute) and the terms and provisions of this agreement shall be interpreted or any indemnification made under this agreement shall for any reason be determined by any court of competent jurisdiction to be invalid, unlawful or unenforceable under current or future laws, such provision shall be fully severable and, the remaining provisions of this agreement shall not otherwise be affected thereby, but will remain in full force and effect and, to the fullest extent possible, shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal unenforceable.

          14. This agreement shall be governed by and interpreted and construed in accordance with the laws of the State of New York applicable to contracts executed and to be performed entirely within that State.

          15. No amendment, modification, termination or cancellation of this agreement shall be effective unless in writing signed by both the Company and you.

          Your signature below will evidence your agreement and acceptance with respect to the foregoing.


                         Very truly yours

                         MEDIZONE INTERNATIONAL, INC.


                         BY:

AGREED TO AND ACCEPTED:


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                                       A-5